November 25, 1996



U.S. Securities and Exchange Commission
Operations Center, Stop 0-7
6432 General Green Way
Alexandria, Virginia  22312


Re:  Urban Shopping Centers, Inc.
     Commission File No. 1-12278
     Form 8-K


Gentlemen:

Transmitted,   for   the  above-captioned   registrant   is   the
electronically filed executed copy of registrant's current report on Form 8-K dated November 25, 1996.

Thank you.

Very truly yours,

URBAN SHOPPING CENTERS, INC.


By:  ADAM S. METZ
     Executive Vice President, Chief Financial
     Officer, Director of Acquisitions and
     Chief Accounting Officer





ASM/gd
Enclosures


















               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): November 25, 1996



                  URBAN SHOPPING CENTERS, INC.
     (Exact name of registrant as specified in its charter)



 Maryland                                1-12278                  36-3886885
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                      Identification No.)



     900 North Michigan Avenue,                                      60611
         Chicago, Illinois                                        (Zip Code)
(Address of principal executive offices)



    Registrant's telephone number, including area code: (312) 915-2000




                           Not Applicable
  (Former name or former address, if changed since last report)























ITEM 5. OTHER EVENTS

     Urban Shopping Centers, Inc. (Urban) recently reached an agreement in principle to purchase Old Orchard Shopping Center (Old Orchard) from an affiliate of the Zell Merrill Lynch Real Estate Opportunity Partners Limited Partnership II and an affiliate of JMB Realty Corporation in a transaction valued at $106.1 million in cash and securities and subject to $160.0 million of existing liabilities. Completion of the acquisition is subject to the completion of customary due diligence review and other customary closing conditions. Assuming all reviews are satisfactory, the acquisition is expected to close by December 31, 1996.

     Old Orchard is located in the northern suburbs of Chicago at the intersection of Interstate 94 (Edens Expressway) and Old Orchard Road. The 1.7 million square foot outdoor center first opened in 1956 and was originally developed by the predecessor to Urban. Urban's management affiliate, Urban Retail Properties Co., completely redeveloped the property for the current owners in 1994 and 1995. The redevelopment included the expansion and renovation of existing anchors, the addition of two new anchors (Nordstrom and Bloomingdale's), the renovation, expansion and retenanting of the mall stores and the construction of two new multi-level parking decks.

     Old Orchard is currently anchored by Bloomingdale's (200,000 square feet), Lord & Taylor (115,000 square feet), Marshall Field's which owns their own store (444,248 square feet), Nordstrom (200,000 square feet) and Saks Fifth Avenue (104,469 square feet). The center also contains approximately 600,000 square feet of specialty shops and restaurants, a seven screen Cineplex Odeon theater complex and approximately 60,000 square feet of office space. The mall shop occupancy is currently 88%.
































                           SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 URBAN SHOPPING CENTERS, INC.


                               By:  ADAM S. METZ
                                    Executive Vice President, Chief
                                    Financial Officer, Treasurer,
                                    Director of Acquisitions and Chief
                                    Accounting Officer



Date: November 25, 1996













































ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

     Listed below are the financial statements, pro forma financial information and exhibits which are included herein:

               a.   Financial Statements.

                    Statements of Operations for Old Orchard
                    Shopping Center for the nine months ended
                    September 30, 1996 (unaudited) and the years ended December 31, 1995, 1994 and 1993, with Independent Auditors' Report thereon

               b.   Pro Forma Financial Information.

                    Pro Forma Condensed Consolidated Balance
                    Sheet as of September 30, 1996 (unaudited)

                    Pro Forma Condensed Consolidated Statement of
                    Operations for the nine months ended September 30, 1996 (unaudited)

                    Pro Forma Condensed Consolidated Statement of
                    Operations for the year ended December 31, 1995
                    (unaudited)

               c.   Exhibits.

                    1.1   Form of Purchase Agreement dated November 21, 1996

                    10.1  Urban Shopping Centers Incentive Unit Program

                    23.1  Independent Auditors' Consent











































                  INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Urban Shopping Centers, Inc.:


     We have audited the accompanying Statements of Operations of Old Orchard Shopping Center (Old Orchard) for the years ended December 31, 1995, 1994 and 1993. These Statements are the responsibility of management. Our responsibility is to express an opinion on the Statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements. We believe that our audits provide a reasonable basis for our opinion.

     As explained in Note 1, the accompanying Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.
The presentation is not intended to be a complete presentation of Old Orchard's revenues and expenses.

     In our opinion, the Statements referred to above present fairly, in all material respects, certain revenues and expenses of Old Orchard for the years ended December 31, 1995, 1994 and 1993, in conformity with generally accepted accounting principles.


                                        KPMG PEAT MARWICK LLP


Chicago, Illinois
November 21, 1996














                          URBAN SHOPPING CENTERS, INC.

                           OLD ORCHARD SHOPPING CENTER

                        STATEMENTS OF OPERATIONS (NOTE 1)

        FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED) AND THE
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                ($000's omitted)

                           Nine
                          Months
                          Ended
                      September 30,
                          1996                  Year Ended December 31,
                      ------------   ------------------------------------------
                      (Unaudited)        1995           1994           1993
                      ------------   ------------   ------------   ------------
Revenues:
 Shopping center and
  office revenues:
   Minimum rents      $     13,319     $   13,529   $      4,810   $      4,168
   Percentage rents            557          1,129            804          1,053
   Recoveries from
    tenants                  8,158          7,473          3,475          2,437
   Other                     1,099            698            221             87
                      ------------   ------------   ------------   ------------
                            23,133         22,829          9,310          7,745
 Interest income               514            682            178             --
                      ------------   ------------   ------------   ------------

                            23,647         23,511          9,488          7,745
                      ------------   ------------   ------------   ------------

Expenses:
 Shopping center and
  office expenses:
   Real estate taxes         4,650          3,675          3,030          2,354
   Utilities                 1,064          1,267            506            701
   Repairs and
    maintenance              2,279          2,147          1,710          1,450
   Advertising                 458            959             --             --
   Other operating           1,073          2,358          1,576          1,143
                      ------------   ------------   ------------   ------------
                             9,524         10,406          6,822          5,648
 Mortgage interest           9,648          8,890          2,164          1,003
                      ------------   ------------   ------------   ------------

                            19,172         19,296          8,986          6,651
                      ------------   ------------   ------------   ------------

     Operating income $      4,475   $      4,215   $        502   $      1,094
                      ============   ============   ============   ============






               See accompanying notes to statements of operations.

                  URBAN SHOPPING CENTERS, INC.

                NOTES TO STATEMENTS OF OPERATIONS

      NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED) AND
          YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                        ($000's omitted)

(1)  BASIS OF PRESENTATION

     The accompanying historical statements of operations for Old Orchard Shopping Center (Old Orchard) are presented in conformity with Rule 3-14 of the Securities and Exchange Commission. The statements of operations are not representative of the actual operations for the nine months ended September 30, 1996 and the years ended December 31, 1995, 1994 and 1993, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be incurred in the future operations have been excluded. Revenues and expenses excluded consist of income from the 1993 bankruptcy settlement with Federated Department Stores, Inc., interest income on short-term investments, management fees, and depreciation and amortization. Interest income reflected in the accompanying historical statements of operations represents interest on two notes receivable anticipated to be acquired upon acquisition of Old Orchard by Urban Shopping Centers, Inc. (Urban).

     In 1994 and 1995, the property was extensively redeveloped by Urban Retail Properties Co. (the Management Company) for the current owners. The redevelopment included the expansion and renovation of existing anchors, the addition of two new anchors, the renovation, expansion and retenanting of the mall stores and the construction of two new multi-level parking decks. The average mall shop occupancy for the nine months ended September 30, 1996 and the years ended December 31, 1995, 1994 and 1993, was approximately 88%, 85%, 35% and 45%, respectively.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Investment Property

     Repair and maintenance expenses are charged to operations as incurred. Significant betterments and improvements are capitalized and depreciated over their estimated useful lives.

     Revenue Recognition

     Minimum rent is recognized on a straight-line basis over the terms of the related leases.

     Income Taxes

     Old Orchard will be owned by Urban through Urban Shopping Centers, L.P. Urban operates as a real estate investment trust
(REIT) and under the provision of the Internal Revenue Code, a REIT will generally not be subject to Federal and state income taxes.

     Use of Estimates

     The preparation of statements of operations in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods.
Actual results could differ from those estimates.
                  URBAN SHOPPING CENTERS, INC.

          NOTES TO STATEMENTS OF OPERATIONS - CONTINUED


(3)  MORTGAGE NOTES PAYABLE

     Urban anticipates assuming outstanding debt of approximately $160,000 in connection with the acquisition of Old Orchard. The debt consists of three notes (i) two $52,500 notes which required monthly interest payments through October 1, 1996 and require monthly principal and interest payments from November 1, 1996 through maturity of September 16, 2000, at an interest rate of 9.09% and (ii) a $55,000 note which required monthly interest payments through October 1, 1996 and requires monthly principal and interest payments from November 1, 1996 through maturity of September 16, 2000, at an interest rate of 7.45%. These loans were issued in 1994 in connection with the renovation of Old Orchard and as of September 30, 1996 the outstanding amount on the loans, in the aggregate, was $149,865, of which $105,000 relates to the two $52,500 notes and $44,865 relates to the $55,000 note. Balances outstanding at December 31, 1995, 1994 and 1993 were $148,014, $79,161 and $23,478, respectively.
Mortgage interest in the accompanying statements of operations is net of amounts capitalized of $840, $1,312 and $571 for the years ended December 31, 1995, 1994 and 1993, respectively.


(4)  LEASES

     Management has determined that all leases relating to Old Orchard are properly classified as operating leases; therefore, rental income is reported when earned. Leases with tenants range in term from one to 48 years and generally provide for fixed minimum rents and reimbursement of operating costs. In addition, leases with shopping center tenants provide for additional rent based upon percentages of tenant sales volumes. One anchor tenant, Marshall Field's, owns their own store.

     Minimum lease payments to be received in the years 1996 to 2000, and thereafter, under the above lease agreements are $15,054, $14,847, $14,638, $14,688, $14,627, and $87,088,
respectively.























                  URBAN SHOPPING CENTERS, INC.

                 PRO FORMA FINANCIAL STATEMENTS

                       SEPTEMBER 30, 1996

                           (Unaudited)



     The following unaudited pro forma condensed consolidated financial statements for Urban Shopping Centers, Inc. (Urban) reflect the anticipated acquisition by Urban of Old Orchard Shopping Center (Old Orchard). The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of Urban.

     The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1996 has been prepared as if Old Orchard had been acquired as of the balance sheet date.

     The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1996 and for the year ended December 31, 1995 have been prepared as if the Old Orchard acquisition had occurred as of January 1, 1995.

     The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the statements of operations for Old Orchard included herein.






























                          URBAN SHOPPING CENTERS, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1996

                                   (Unaudited)
                     ($000's omitted, except share amounts)


                                                   Pro Forma
                                  Historical      Adjustments       Pro Forma
                                 ------------     ------------     ------------
            Assets
Investment properties, net of
 accumulated depreciation        $    571,543     $    258,800 (a) $    830,343
Investments in unconsolidated
 partnerships and the
 Management Company                    29,230                            29,230
Cash, cash equivalents and
 short-term investments                 4,548           (2,450)(b)        2,098
Interest, rents and other
 receivables                           10,251            7,600 (c)       17,851
Deferred expenses and other
 assets                                11,515                            11,515
                                 ------------     ------------     ------------

                                 $    627,087     $    263,950     $    891,037
                                 ============     ============     ============


Liabilities and Stockholders'
        Equity
Liabilities:
 Mortgage notes payable          $   281,705      $    160,000 (d) $    441,705
 Land sale-leaseback proceeds         75,000                             75,000
 Deferred lease accrual               15,667                             15,667
 Accounts payable and other
  liabilities                         23,681                             23,681
 Investments in unconsolidated
  partnerships                        36,925                             36,925

 Commitments and contingencies
                                 ------------     ------------     ------------
   Total liabilities                  432,978          160,000          592,978

Minority interest                      67,638           42,644 (e)      110,282
















                          URBAN SHOPPING CENTERS, INC.

           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - CONTINUED



                                                   Pro Forma
                                  Historical      Adjustments       Pro Forma
                                 ------------     ------------     ------------
Stockholders' equity:
 Common stock, $.01 par value,
  140,000,000 shares authorized,
  13,447,292 and 16,447,292
  historical and pro forma
  shares, respectively, issued
  and outstanding                         134               30 (f)          164
 Unit voting stock, $.01 par
  value, 5,000,000 shares
  authorized, 301,633 and
  344,058 historical and pro
  forma shares, respectively,
  issued and outstanding                    3               --                3
 Additional paid-in capital           259,258           61,276 (g)      320,534
 Retained earnings (deficit)         (132,924)                         (132,924)
                                 ------------     ------------     ------------
     Total stockholders' equity       126,471           61,306          187,777
                                 ------------     ------------     ------------

                                 $    627,087     $    263,950     $    891,037
                                 ============     ============     ============
































            See accompanying notes to pro forma financial statements.

                          URBAN SHOPPING CENTERS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                   (Unaudited)
                     ($000's omitted, except share amounts)


                                                    Pro Forma
                                  Historical      Adjustments(h)    Pro Forma
                                 ------------     ------------     ------------
Revenues:
 Shopping center and office
  revenues:
   Minimum rents                 $     44,918     $     13,319     $     58,237
   Percentage rents                     2,752              557            3,309
   Recoveries from tenants             20,188            8,158           28,346
   Other                                1,405            1,099            2,504
                                 ------------     ------------     ------------
                                       69,263           23,133           92,396
 Interest income                        1,301              514            1,815
                                 ------------     ------------     ------------

                                       70,564           23,647           94,211
                                 ------------     ------------     ------------

Expenses:
 Shopping center and office
  expenses                             23,064            9,524 (i)       32,588
 Mortgage and other interest
  and ground rent                      13,759           10,214 (j)       23,973
 Depreciation, amortization and
  write-off of assets                  16,068            5,870 (k)       21,938
 General and administrative             2,034                             2,034
                                 ------------     ------------     ------------

                                       54,925           25,608           80,533
                                 ------------     ------------     ------------























                          URBAN SHOPPING CENTERS, INC.

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED



                                                   Pro Forma
                                  Historical      Adjustments(h)    Pro Forma
                                 ------------     ------------     ------------
     Operating income (loss)           15,639           (1,961)          13,678

Income from unconsolidated
 partnerships and the
 Management Company                     1,991                             1,991
                                 ------------     ------------     ------------

     Income (loss) before other
     gains and minority interest       17,630           (1,961)          15,669

Other gains                             1,328                             1,328
Minority interest                      (6,727)             418 (l)       (6,309)
                                 ------------     ------------     ------------

     Net income (loss)           $     12,231     $     (1,543)    $     10,688
                                 ============     ============     ============

     Net income per common and
      unit voting stock          $       0.89                      $       0.64
                                 ============                      ============

     Weighted average common
      and unit voting stock
      outstanding                  13,742,708                        16,785,133
                                 ============                      ============



























            See accompanying notes to pro forma financial statements.


                          URBAN SHOPPING CENTERS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                   (Unaudited)
                     ($000's omitted, except share amounts)


                                                    Pro Forma
                                  Historical      Adjustments(h)     Pro Forma
                                 ------------     ------------     ------------
Revenues:
 Shopping center and office
  revenues:
   Minimum rents                 $     57,683     $     13,529     $     71,212
   Percentage rents                     3,414            1,129            4,543
   Recoveries from tenants             24,972            7,473           32,445
   Other                                2,971              698            3,669
                                 ------------     ------------     ------------
                                       89,040           22,829          111,869
 Interest income                        2,587              682            3,269
                                 ------------     ------------     ------------

                                       91,627           23,511          115,138
                                 ------------     ------------     ------------

Expenses:
 Shopping center and office
  expenses                             30,655           10,406 (i)       41,061
 Mortgage and other interest
  and ground rent                      18,905            9,645 (j)       28,550
 Depreciation, amortization and
  write-off of assets                  19,915            5,479 (k)       25,394
 General and administrative             2,428                             2,428
                                 ------------     ------------     ------------

                                       71,903           25,530           97,433
                                 ------------     ------------     ------------
























                          URBAN SHOPPING CENTERS, INC.

      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED



                                                    Pro Forma
                                  Historical      Adjustments(h)     Pro Forma
                                 ------------     ------------     ------------
     Operating income (loss)           19,724           (2,019)          17,705

Income from unconsolidated
 partnerships and the
 Management Company                     4,375                             4,375
                                 ------------     ------------     ------------

     Income (loss) before other
      gains, minority interest
      and extraordinary loss           24,099           (2,019)          22,080

Other gains                             4,496                             4,496
Minority interest                      (9,951)             497 (l)       (9,454)
                                 ------------     ------------     ------------

     Income (loss) before
      extraordinary loss         $     18,644     $     (1,522)    $     17,122
                                 ============     ============     ============

     Income before extraordinary
      loss per common and unit
      voting stock               $       1.36                      $       1.02
                                 ============                      ============

     Weighted average common
      and unit voting stock
      outstanding                  13,742,259                        16,784,684
                                 ============                      ============

























            See accompanying notes to pro forma financial statements.

                  URBAN SHOPPING CENTERS, INC.

 NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        SEPTEMBER 30, 1996 AND FOR THE NINE MONTHS ENDED
     SEPTEMBER 30, 1996 AND THE YEAR ENDED DECEMBER 31, 1995

                           (Unaudited)
             ($000's omitted, except share amounts)

(a) The pro forma adjustment reflects Urban's anticipated acquisition of Old Orchard, including closing costs, as if it occurred on September 30, 1996.

(b) The pro forma adjustment reflects the use of working capital to fund, in part, the pro forma acquisition of Old Orchard.

(c) The pro forma adjustment reflects Urban's anticipated acquisition of two notes receivable in connection with the acquisition of Old Orchard.

(d) The pro forma adjustment reflects the anticipated assumption of Old Orchard's approximately $160,000 in mortgage notes payable upon purchase .

(e) The pro forma adjustment reflects (i) the anticipated issuance of $28,000 of convertible preferred operating partnership units in connection with the acquisition of Old Orchard and (ii) the reallocation of minority interest and stockholders' equity in connection with the issuance of common and unit voting stock. The preferred units have an anticipated distribution rate of 7.0% and a conversion price of $27.50 per unit to operating partnership units which in turn are convertible to common stock. The preferred units have a perpetual term with a seven year lock-out period. After seven years the units are callable only in the form of a common stock payment.

(f)  The pro forma adjustment reflects the par value of 3,000,000 shares of common stock anticipated to be issued at $25.50 per share in connection with the acquisition of Old Orchard.

(g) The pro forma adjustment reflects (i) the excess of net proceeds over par value from the issuance of 3,000,000 shares of common stock at $25.50 per share and 42,425 shares of unit voting common stock at $26.75 per share and (ii) the reallocation of minority interest and stockholders' equity in connection with the issuance of common and unit voting stock.

(h) The pro forma adjustments reflect, unless otherwise noted, certain historical revenues and expenses for Old Orchard.
     Interest income represents interest on the two notes receivable discussed in note (c) above.

(i) The pro forma adjustment excludes management fees due to the anticipated management by Urban Shopping Centers, L.P. As a result these fees are eliminated in consolidation.

(j) The pro forma adjustment reflects (i) interest expense on the differential between Old Orchard's $160,000 mortgage notes payable anticipated to be assumed upon purchase and the September 30, 1996, current outstanding balance of $149,865 and (ii) the historical interest expense for Old Orchard. Reference is made to Note 3 of Notes to Statements of Operations included herein for a further discussion of historical interest expense.

(k) The pro forma adjustment reflects the depreciation expense resulting from the acquisition of Old Orchard, assuming an asset life of 30 years and buildings and improvements of $234,800. During 1995, depreciation expense was provided only on assets in operation.

                  URBAN SHOPPING CENTERS, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS -
                            CONTINUED

        SEPTEMBER 30, 1996 AND FOR THE NINE MONTHS ENDED
     SEPTEMBER 30, 1996 AND THE YEAR ENDED DECEMBER 31, 1995

                           (Unaudited)
             ($000's omitted, except share amounts)


(l) The pro forma adjustment reflects (i) the adjustment for the operating partnership unit holders' share of pro forma income before extraordinary items and (ii) the distribution on the preferred units at a rate of 7.0%.